EXHIBIT 32

Certification by the Chief Executive Officer and Chief Financial
Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant
to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Associated Banc-Corp, a Wisconsin corporation (the “Company”), does hereby certify that:

1. The accompanying Annual Report of the Company on Form 10-K/A for the year ended December 31, 2004 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

/s/ Paul S. Beideman

Paul S. Beideman
Chief Executive Officer
August 16, 2005

/s/ Joseph B. Selner

Joseph B. Selner Chief financial Officer
August 16, 2005